UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 18, 2025, Axogen, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”), at which a total of 37,190,480 shares of common stock of the Company, out of a total 45,534,866 shares of common stock outstanding and entitled to vote as of April 23, 2025, the record date, were present in person or represented by proxies. The Company’s shareholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the proxy statement for the Annual Meeting that the Company filed with the Securities and Exchange Commission on April 30, 2025. The results of voting on the five proposals, including the final vote tabulations, are set forth below.
Proposal 1: Election of Directors
Eight directors were elected to the Company’s Board of Directors to serve for a one-year term until the 2026 annual meeting of shareholders. The results of the election were as follows:

Name	For	Withheld	Broker Non-Votes
Paul Thomas	30,961,354	1,028,894	5,200,232
Michael Dale	31,257,947	732,301	5,200,232
William Burke	30,707,128	1,283,120	5,200,232
John H. Johnson	26,774,254	5,215,994	5,200,232
Alan Levine	31,047,002	943,246	5,200,232
Joseph Tyndall	30,741,765	1,248,483	5,200,232
Kathy Weiler	30,499,131	1,491,117	5,200,232
Amy Wendell	30,152,102	1,838,146	5,200,232
Proposal 2: Ratification of Appointment of Independent Auditors
The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2025 was ratified. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
37,035,398	36,082	119,000	—
Proposal 3: Compensation of the Named Executive Officers
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
28,700,739	3,241,203	48,306	5,200,232
Proposal 4: Amendment and Restatement of the Axogen, Inc. 2019 Long-Term Incentive Plan
The Axogen, Inc. Fourth Amended and Restated 2019 Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder from 10,500,000 to 13,400,000 was approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
16,743,112	15,208,277	38,859	5,200,232
Proposal 5: Frequency of Future Shareholders’ Votes to Approve the Compensation of the Named Executive Officers
The advisory (non-binding) vote on the frequency of future non-binding shareholders’ votes to approve the compensation of the Company’s named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
31,095,988	20,797	785,255	88,208	5,200,232

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: June 20, 2025	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer